EXHIBIT 99.1

Alpha and Omega Semiconductor Reports Results for the Fiscal Third Quarter of 2013 Ended March 31, 2013

SUNNYVALE, Calif., April 29, 2013 (GLOBE NEWSWIRE) -- Alpha and Omega Semiconductor Limited ("AOS") (Nasdaq:AOSL), a designer, developer and global supplier of a broad range of power semiconductors, today reported financial results for the fiscal third quarter ended March 31, 2013.

The Company reported revenue of $75 million for the fiscal third quarter ended March 31, 2013. Gross margin was 7%, which reflected a non-cash, non-recurring inventory valuation charge of $7.7 million recorded during the third quarter. This charge primarily related to excess and obsolete inventory, consisting of PC-related products that were not compatible with a particular OEM's applications and were deemed not saleable. Operating expense was $18.4 million, which included a non-cash charge of $2.6 million related to equipment write-down and reduction in capacity at the company's backend assembly and test facility. This equipment was primarily related to production capacity for packaging of PC related products that the Company has determined has been impaired due to the accelerated decline in the PC market. Including the impact of non-recurring charges, the Company reported a net loss for the quarter of $13.2 million, or $0.52 per share.

The results for the fiscal third quarter ended March 31, 2013 are as follows:

GAAP Financial Comparison
Quarterly
(in millions except percentage and per share data)
(unaudited)
	Q3 FY2013	Q2 FY2013	Q3 FY 2012
Revenue	$ 75.0	$ 89.4	$ 83.9
Gross Margin	7.0%	23.0%	23.0%
Operating Income (Loss)	$ (13.1)	$ 4.9	$ 3.8
Net Income (Loss)	$ (13.2)	$ 3.7	$ 2.6
Earnings (Loss) Per Share - Diluted	$ (0.52)	$ 0.14	$ 0.10

On a non-GAAP basis excluding the effect of the non-recurring inventory valuation charge and the equipment write-down taken during the quarter, acquisition cost as well as share-based compensation charges in each of the periods presented, the results were as set forth below (see detailed reconciliation included at the end of this press release).

Non-GAAP Financial Comparison
Quarterly
(in millions except percentage and per share data)
(unaudited)
	Q3 FY2013	Q2 FY2013	Q3 FY 2012
Revenue	$ 75.0	$ 89.4	$ 83.9
Gross Margin	17.6%	23.2%	23.2%
Operating Income (Loss)	$ (1.6)	$ 5.8	$ 5.2
Net Income (Loss)	$ (1.7)	$ 4.6	$ 4.1
Earnings (Loss) Per Share - Diluted	$ (0.07)	$ 0.18	$ 0.16

Commenting on the results for the third fiscal quarter of 2013, Dr. Mike Chang, Chairman and Chief Executive Officer of AOS, stated, "Our results reflected the impact of an unprecedented sharp decline, and to a lesser extent a market share loss, in the PC industry."

"We have taken aggressive actions to more closely align our cost structure to current revenue levels in response to the declining PC market. With respect to the market share loss, we are working diligently with a major OEM to recover market share with respect to their product requirements. More importantly, we continue to gain design traction in our product offerings in the Industrial and Power Supply, Gaming and LCD TV backlighting industries, as well as Power ICs for use in the next generation of advanced computing," said Dr. Chang.

"While current market conditions are unlikely to improve in the near term, we remain confident about our future strategy and expect to emerge from this downturn as a stronger and more diversified company with market leading positions in several growth industries. Our gross margins should rebound as revenue improves in future quarters."

Recent News Highlights

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Mar 19, 2013 - Alpha and Omega Semiconductor Launches EZBuck(TM) With Enhanced Light Load Operation

Mar 19, 2013 - Alpha and Omega Semiconductor Offers New Buck LED Controller IC for High Efficiency and Robust Lighting Solutions

Feb 15, 2013 - Alpha and Omega Semiconductor Releases Robust 600V AlphaMOS-II MOSFET Family

Fiscal Q4, 2013 Business Outlook

The following statements are based on management's current expectations. These statements are forward-looking, and actual results may differ materially. AOS undertakes no obligation to update these statements.

  Revenue is expected to be between $73 million and $77 million.

  GAAP gross margin is expected to be in the range of 16% plus or minus 1%.

  GAAP operating expense is expected to be in the range of $16 million to $17 million.

  Tax expense is expected to be in the range of $1.0 million to $1.2 million.

The above projection includes estimated share-based compensation expense of $1.3 million.

Conference Call and Webcast

AOS plans to conduct an investor teleconference and live webcast to discuss the financial results for the third quarter ended March 31, 2013 today, April 29, 2013 at 2:00 p.m. PDT / 5:00 p.m. EDT. To participate in the live call, analysts and investors should dial 877-312-8797 (or 253-237-1194 if outside the U.S.). To access the live webcast and the subsequent replay of the conference call, which will be available for seven days after the live call, go to the "Events & Presentations" section of the company's investor relations website, http://investor.aosmd.com.

Forward Looking Statements

This press release contains forward-looking statements that are based on current expectations, estimates, forecasts and projections of future performance based on management's judgment, beliefs, current trends, and anticipated product performance. These forward looking statements include, without limitation, projected amount of revenues, gross margin, operating expenses, operating income, net income, share-based compensation expenses, expectation with respect to the PC market conditions, our ability and strategy to mitigate the effect of the declining PC market, our ability to meet the product performance requirements of OEMs and to recover loss of market shares, our ability to achieve profitability, expectation with respect to entering new markets and diversifying our product offerings and other information under the section entitled "Fiscal Q4, 2013 Business Outlook". Forward looking statements involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. These factors include, but are not limited to, the decline of the PC industry and our ability to respond to such decline, our ability to introduce or develop new and enhanced products that achieve market acceptance; the actual product performance in volume production, the quality and reliability of our product, our ability to achieve design wins, the general business and economic conditions, the state of semiconductor industry and seasonality of our markets, and other risks as described in our SEC filings, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2012 filed on August 31, 2012. Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. You should not place undue reliance on these forward-looking statements. All information provided in this press release is as of today's date, unless otherwise stated, and AOS undertakes no duty to update such information, except as required under applicable law.

Use of Non-GAAP Financial Measures

To supplement our unaudited consolidated financial statements presented on a basis consistent with the U.S. GAAP, we disclose certain non-GAAP financial measures, including non-GAAP gross margin, operating income, net income and diluted earnings per share ("EPS"). These supplemental measures exclude share-based compensation expenses, non-recurring inventory write-down and impairment of long-lived assets that are non-cash charges and costs incurred for our U.S. GAAP conversion and acquisition. We believe that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash and non-recurring expenses that are not indicative of our core operating results. In addition, our management uses non-GAAP measures to compare our performance relative to forecasts and to benchmark our performance externally against competitors. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the term used in this press release, non-GAAP net income, does not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for this limitation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP measures in the tables attached to this press release.  Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures.

About Alpha and Omega Semiconductor

Alpha and Omega Semiconductor Limited, or AOS, is a designer, developer and global supplier of a broad range of power semiconductors, including a wide portfolio of Power MOSFET, IGBT and Power IC products.  AOS has developed extensive intellectual property and technical knowledge that encompasses the latest advancements in the power semiconductor industry, which enables us to introduce innovative products to address the increasingly complex power requirements of advanced electronics.  AOS differentiates itself by integrating its Discrete and IC semiconductor process technology, product design, and advanced packaging know-how to develop high performance power management solutions. AOS's portfolio of products targets high-volume applications, including portable computers, flat panel TVs, LED lighting, smartphones, battery packs, consumer and industrial motor controls and power supplies for TVs, computers, servers and telecommunications equipment. For more information, please visit http://www.aosmd.com/. For investor relations, please contact So-Yeon Jeong at investors@aosmd.com.

The following consolidated financial statements are prepared in accordance with U.S. GAAP.

Alpha and Omega Semiconductor Limited
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended			Nine Months Ended
	March 31, 2013	December 31, 2012	March 31, 2012	March 31, 2013	March 31, 2012

Revenue	$ 75,015	$ 89,448	$ 83,858	$ 260,224	$ 248,019
Cost of goods sold	69,770	68,854	64,564	208,852	189,875
Gross profit	5,245	20,594	19,294	51,372	58,144
Gross margin	7.0%	23.0%	23.0%	19.7%	23.4%

Operating expenses
Research and development	6,876	6,866	6,510	20,675	23,012
Selling, general and administrative	8,917	8,838	9,028	26,536	26,144
Impairment of long-lived assets	2,557	—	—	2,557	—
Total operating expenses	18,350	15,704	15,538	49,768	49,156
Operating income (loss)	(13,105)	4,890	3,756	1,604	8,988

Interest income	22	20	21	59	85
Interest expense	(93)	(107)	(135)	(282)	(206)
Income (loss) before income taxes	(13,176)	4,803	3,642	1,381	8,867

Income tax (benefit) expense	(3)	1,085	1,038	2,894	2,650
Net income (loss)	$ (13,173)	$ 3,718	$ 2,604	$ (1,513)	$ 6,217

Net income (loss) per share attributable to common shareholders
Basic	$ (0.52)	$ 0.15	$ 0.11	$ (0.06)	$ 0.25
Diluted	$ (0.52)	$ 0.14	$ 0.10	$ (0.06)	$ 0.24

Weighted average number of common shares used to compute net income (loss) per share
Basic	25,467	25,292	24,675	25,266	24,578
Diluted	25,467	26,101	25,647	25,266	25,565

Alpha and Omega Semiconductor Limited
Condensed Consolidated Balance Sheets
(in thousands, except par value per share)
(unaudited)
	March 31, 2013	June 30, 2012
ASSETS
Current assets:
Cash and cash equivalents	$ 104,040	$ 82,166
Restricted cash	201	236
Accounts receivable, net	29,812	38,850
Inventories	67,093	65,778
Deferred income tax assets	2,711	2,789
Other current assets	4,879	3,962
Total current assets	208,736	193,781
Property, plant and equipment, net	142,943	158,543
Intangible assets, net	599	1,028
Goodwill	269	269
Deferred income tax assets	10,574	10,061
Other long-term assets	957	2,475
Total assets	$ 364,078	$ 366,157
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Short term debt	$ 3,571	$ 3,571
Accounts payable	36,154	35,646
Accrued liabilities	15,124	21,026
Income taxes payable	3,011	2,349
Deferred margin	474	366
Capital leases	974	961
Total current liabilities	59,308	63,919
Long term debt	14,537	16,429
Income taxes payable - long term	3,480	3,509
Deferred income tax liabilities	1,531	587
Capital leases - long term	347	1,085
Deferred rent	1,388	1,235
Total liabilities	80,591	86,764
Shareholders' equity:
Preferred shares, par value $0.002 per share:
Authorized: 10,000 shares; Issued and outstanding: none at March 31, 2013 and June 30, 2012	—	—
Common shares, par value $0.002 per share:
Authorized: 50,000 shares; Issued and outstanding: 25,718 shares and 25,492 shares at March 31, 2013 and 25,167 shares and 24,938 shares at June 30, 2012	51	50
Treasury shares at cost; 226 shares at March 31, 2013 and 229 shares at June 30, 2012	(2,054)	(2,104)
Additional paid-in capital	166,304	160,602
Accumulated other comprehensive income	979	972
Retained earnings	118,207	119,873
Total shareholders' equity	283,487	279,393
Total liabilities and shareholders' equity	$ 364,078	$ 366,157

Alpha and Omega Semiconductor Limited
Reconciliation of Gross Profit to Non-GAAP Gross Profit
(in thousands)
(unaudited)

	Three Months Ended			Nine Months Ended
	March 31, 2013	December 31, 2012	March 31, 2012	March 31, 2013	March 31, 2012

U.S. GAAP gross profit	$ 5,245	$ 20,594	$ 19,294	$ 51,372	$ 58,144

Share-based compensation:
Cost of goods sold	191	141	171	530	385

Non-recurring Inventory write-down	7,734	—	—	7,734	—
Non-GAAP gross profit	$ 13,170	$ 20,735	$ 19,465	$ 59,636	$ 58,529
Non-GAAP gross margin	17.6%	23.2%	23.2%	22.9%	23.6%

Alpha and Omega Semiconductor Limited
Reconciliation of Operating Income to Non-GAAP Operating Income
(in thousands)
(unaudited)

	Three Months Ended			Nine Months Ended
	March 31, 2013	December 31, 2012	March 31, 2012	March 31, 2013	March 31, 2012

U.S. GAAP operating income (loss)	$ (13,105)	$ 4,890	$ 3,756	$ 1,604	$ 8,988

Share-based compensation:
Cost of goods sold	191	141	171	530	385
Research and development	353	278	285	1,024	916
Selling, general and administrative	678	494	840	2,022	2,670
Total share-based compensation	1,222	913	1,296	3,576	3,971

Non-recurring Inventory write-down	7,734	—	—	7,734	—
Impairment of long-lived assets	2,557	—	—	2,557	—
Acquisition cost	—	—	153	—	153
U.S. GAAP conversion costs included in selling, general and administrative	—	—	—	—	435

Non-GAAP operating income (loss)	$ (1,592)	$ 5,803	$ 5,205	$ 15,471	$ 13,547

Alpha and Omega Semiconductor Limited
Reconciliation of Net Income to Non-GAAP Net Income
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended			Nine Months Ended
	March 31, 2013	December 31, 2012	March 31, 2012	March 31, 2013	March 31, 2012

U.S. GAAP net income (loss)	$ (13,173)	$ 3,718	$ 2,604	$ (1,513)	$ 6,217

Share-based compensation:
Cost of goods sold	191	141	171	530	385
Research and development	353	278	285	1,024	916
Selling, general and administrative	678	494	840	2,022	2,670
Total share-based compensation	1,222	913	1,296	3,576	3,971

Non-recurring Inventory write-down	7,734	—	—	7,734	—
Impairment of long-lived assets	2,557	—	—	2,557	—
Acquisition cost	—	—	153	—	153
U.S. GAAP conversion costs included in selling, general and administrative	—	—	—	—	435

Non-GAAP net income (loss)	$ (1,660)	$ 4,631	$ 4,053	$ 12,354	$ 10,776

Non-GAAP diluted EPS	$ (0.07)	$ 0.18	$ 0.16	$ 0.47	$ 0.42

Weighted-average number of shares used in computing non-GAAP earnings (loss) per share
Diluted shares	25,467	26,101	25,647	26,064	25,565
CONTACT: Alpha and Omega Semiconductor Limited
         Investor Relations
         So-Yeon Jeong
         408-789-3172
         investors@aosmd.com